                                                                      EXHIBIT 24

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-BC1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                JANUARY 25, 2006

                                 [MERRILL LYNCH LOGO]

                                  IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supercedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DYNAMIC CREDIT COLLATERAL ANALYSIS
SURF 2006-BC1

       ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING***

 ***ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR, ALL OTHER
                    ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                                        Row - %          Wtd Avg       Wtd Avg  Wtd Avg   Wtd Avg   Wtd Avg
 FICO Low     FICO High    LTV    Total Collateral   Curr. Bal./Loan    FICO     DTI        LTV      GWAC      % SFD   % PUD
 --------     ---------    ---    ----------------   ---------------   -------  -------   -------   -------    -----   -----
   500              524   > 65%           1.16           154,703.65     515      41.06     77.12     8.208     71.29   18.97
   525              574   > 65%          17.56           168,034.34     555      40.40     80.95     7.825     78.66   14.60
   575              599   > 65%          16.54           141,927.86     588      41.09     82.86     7.536     76.64   15.57
   600              619   > 70%          17.55           126,968.05     609      41.52     84.00     7.678     75.59   16.23
   620              639   > 70%          13.96           140,622.57     629      41.39     85.37     7.590     75.09   14.66
   640              659   > 70%          12.82           150,804.95     649      41.32     86.35     7.444     77.19   13.13
   660              679   > 80%           1.05            60,843.56     669      40.95     97.57     9.486     68.81   21.82
   680              699   > 80%           0.87            70,194.99     689      40.69     97.26     9.097     74.75   11.53
   700              724   > 80%           0.52            62,337.88     711      41.56     97.44     9.187     62.70   17.63
   725              749   > 80%           0.29            52,587.64     736      38.55     98.80     9.294     62.71   24.11
   750              max   > 90%           0.18            60,141.09     769      43.76     99.87     9.752     73.43   16.86


                                                                                              % With
% Owner Occ   % Investor  % 2+ family   % Full Doc   % Ltd Doc  % No Doc   % MI  % Int Only   Seconds
-----------   ----------  -----------   ----------   ---------  --------   ----  ----------   -------
   100.00         0.00         6.06        80.37        19.63      0.00       0     10.06        9.19
    99.71         0.26         2.44        67.56        32.44      0.00       0     20.56       12.02
    98.99         0.69         3.57        65.78        34.22      0.00       0     28.62       31.51
    98.42         1.20         3.56        48.06        51.94      0.00       0     24.73       50.72
    96.47         3.28         4.89        35.84        64.16      0.00       0     37.02       47.26
    96.27         2.84         5.08        29.87        70.13      0.00       0     38.67       44.49
    99.51         0.49         2.78        30.95        69.05      0.00       0     12.69        0.00
    98.71         0.11         6.16        21.93        78.07      0.00       0      7.98        1.10
    98.88         0.00         3.04        20.54        79.46      0.00       0      6.85        0.00
    96.96         0.00         1.06        28.34        71.66      0.00       0      7.09        0.00
   100.00         0.00         0.00        12.24        87.76      0.00       0      0.00        0.00

II. LTV AND DTI


                                      Row - %           Wtd Avg       Wtd Avg   Wtd Avg  Wtd Avg   Wtd Avg
LTV Low      LTV High   DTI      Total Collateral   Curr. Bal./Loan     FICO      DTI      LTV       GWAC     % SFD    % PUD
-------      --------   ---      ----------------   ---------------   -------   -------  -------   -------    ------    -----
 70.00%       79.99%    > 50%     0.84                  231,739.54        582    52.19     76.22     7.138     73.71    16.13
 80.00%       84.99%    > 50%     2.85                  169,002.03        614    51.91     80.25     7.132     76.37    14.60
 85.00%       89.99%    > 50%     0.76                  192,295.83        592    52.44     86.72     7.552     74.64    14.12
 90.00%       94.99%    > 50%     0.74                  188,295.10        602    51.84     90.15     7.572     77.28    12.61
 95.00%       99.99%    > 50%     0.35                  154,346.77        614    51.83     95.29     8.029     79.83    13.17
100.00%      109.99%    > 50%     0.40                   49,537.69        638    51.59    100.00     9.965     70.92    17.56
110.00%          max    > 50%



                                                                                                                 % With
% Owner Occ   % Investor     % 2+ family    % Full Doc        % Ltd Doc        % No Doc     % MI   % Int Only    Seconds
-----------   ----------     -----------    ----------        ---------        --------     ----   ----------    -------
    98.62          1.38             5.93         71.80            28.20            0.00        0        26.69     11.60
    99.28          0.23             4.49         58.36            41.64            0.00        0        24.17     78.61
    95.31          4.69             5.46         64.60            35.40            0.00        0         8.29      5.80
    88.96         11.04             8.57         67.63            32.37            0.00        0         6.43      3.95
    99.53          0.47             5.98         75.23            24.77            0.00        0         2.22      3.93
    99.11          0.00             6.10         61.00            39.00            0.00        0         0.00      0.00


III. DTI AND FICO


                                     Row - %            Wtd Avg       Wtd Avg    Wtd Avg     Wtd Avg     Wtd Avg
DTI Low     DTI High     FICO    Total Collateral    Curr. Bal./Loan    FICO       DTI         LTV        GWAC      % SFD     % PUD
-------     --------    -----    ----------------    ---------------  -------    -------     -------     -------    -----     -----
20.00%        29.99%    < 550           7.46             121,241.27     613       26.24       80.11       7.501     77.43     14.66
30.00%        34.99%    < 600           5.93             126,260.68     641       32.65       83.40       7.473     77.07     13.90
35.00%        39.99%    < 675           1.56             129,987.62     708       37.82       83.41       7.348     64.75     23.51
40.00%        44.99%    < 675           2.99             144,627.43     711       42.71       83.64       7.343     73.38     14.88
45.00%        49.99%    < 700           1.36             146,988.20     734       47.48       84.32       7.165     69.56     15.80
50.00%        54.99%    < 750           0.01              51,715.29     758       53.62       83.97       6.508      0.00      0.00
   56%           max    < 750


                                                                                              % With
% Owner Occ  % Investor  % 2+ family  % Full Doc  % Ltd Doc   % No Doc   % MI    % Int Only   Seconds
-----------  ----------  -----------  ----------  ---------   --------   ----    ----------   -------
   96.79        2.66        2.90         51.42       48.58      0.00       0       24.47       29.53
   96.57        2.01        3.05         40.39       59.61      0.00       0       29.35       41.77
   99.44        0.00        0.00         17.62       82.38      0.00       0       57.07       74.30
   98.92        0.23        2.40         13.22       86.78      0.00       0       44.74       75.75
   98.50        0.00        5.44         13.17       86.83      0.00       0       55.42       74.32
  100.00        0.00        0.00        100.00        0.00      0.00       0        0.00       80.13


IV. LIMITED AND STATED DOC


                            Row - %          Wtd Avg        Wtd Avg      Wtd Avg   Wtd Avg    Wtd Avg
FICO Low  FICO High    Total Collateral  Curr. Bal./Loan      FICO         DTI       LTV       GWAC        % SFD     % PUD
--------  ---------    ----------------  ---------------    -------      ------    -------    -------     ------     ------
500          524              0.35          182,380.88         513        41.12      70.28      8.465      82.22      11.63
525          574              6.93          205,666.23         555        40.38      74.71      7.705      80.43      10.93
575          599              6.58          207,812.67         588        40.11      78.51      7.567      79.44      12.86
600          619             10.02          144,814.94         609        41.38      81.04      7.853      73.70      16.19
620          639              9.14          145,667.59         630        41.51      84.67      7.788      75.53      14.25
640          659              9.13          153,068.73         649        41.37      85.26      7.587      78.10      12.18
660          679              3.71          136,296.36         670        41.90      82.38      7.567      67.72      19.50
680          699              3.11          150,437.13         689        42.32      83.27      7.439      74.51      11.15
700          724              1.92          136,063.60         712        41.36      83.79      7.307      62.27      24.01
725          749              1.09          118,593.75         736        39.81      83.76      7.399      74.48      12.88
750          max              0.82          151,597.94         771        43.53      84.03      7.278      77.92      12.22



% Owner Occ     % Investor   % 2+ family  % Full Doc   % Ltd Doc   % No Doc    % MI    % Int Only   % CA       % NY       % FL
-----------     ----------   -----------  ----------   ---------   --------   ------   ----------   ------     ------     ------
   100.00          0.00             6.15       0.00     100.00       0.00          0      12.78      33.23      16.02      10.62
    99.08          0.85             4.10       0.00     100.00       0.00          0      28.77      25.56       8.20       8.25
    98.38          1.34             4.76       0.00     100.00       0.00          0      32.02      30.18       4.88       7.76
    98.70          1.03             5.43       0.00     100.00       0.00          0      21.22      19.54       6.09       3.82
    96.95          2.62             5.32       0.00     100.00       0.00          0      37.52      29.42       6.87       8.28
    98.16          1.19             5.38       0.00     100.00       0.00          0      41.39      25.77       4.51       8.78
    98.95          1.05             5.48       0.00     100.00       0.00          0      47.59      26.72       4.27      10.08
    98.14          0.19             4.73       0.00     100.00       0.00          0      46.92      37.99       1.84      12.99
    98.49          0.00             4.08       0.00     100.00       0.00          0      55.22      36.15       7.58       9.92
    98.65          0.00             1.44       0.00      98.98       1.02          0      50.83      17.31       5.44      16.34
   100.00          0.00             0.00       0.00     100.00       0.00          0      47.32      53.36       0.00       8.03


V. HIGH LTV LOANS


                           Row - %            Wtd Avg      Wtd Avg  Wtd Avg    Wtd Avg    Wtd Avg
 LTV          LTV     Total Collateral   Curr. Bal./Loan     FICO     DTI        LTV       GWAC       % SFD      % PUD   % Owner Occ
------      ------    ----------------   ---------------   -------  -------    -------    -------     ------     ------  -----------
 80.00%      89.99%         13.46          188,110.68        593      40.49      85.35      7.472      77.87      13.52     96.98
 90.00%      94.99%         11.94          189,154.76        608      40.52      90.30      7.554      75.66      15.34     94.83
 95.00%      99.99%          4.11          142,920.73        615      41.23      95.17      8.253      77.42      13.71     99.25
100.00%     109.99%          7.88           49,148.29        646      41.85     100.00     10.153      75.28      16.40     99.30
110.00%        max



% Investor  % 2+ family  % Full Doc  % Ltd Doc   % No Doc   % MI  % Int Only   % CA    % NY    % FL     2/28       3/27       5/25
----------  -----------  ----------  ---------   --------  -----  ----------  ------  ------  ------   ------     ------     ------
   2.60         3.54        58.30      41.70       0.00     0.00    26.53     16.33    3.49    5.81    74.83       6.94       0.49
   4.15         5.09        57.39      42.61       0.00     0.00    28.60     15.81    5.90    8.34    76.13       8.19       0.76
   0.50         4.33        51.15      48.85       0.00     0.00    20.16     12.95    5.62    8.19    68.15      13.54       0.00
   0.01         2.86        40.61      59.39       0.00     0.00     1.42     24.18    2.37    7.12    13.61       0.99       0.25

VI. IO LOANS


                         Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg   Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO      DTI     LTV      GWAC     % SFD       % PUD     % Owner Occ
--------  ---------  ----------------  ---------------  -------  -------  -------  --------  --------   --------    -----------
500           524            0.13        223,412.03       513    41.20     74.42     7.616     75.80       7.47       100.00
525           574            4.17        268,646.94       556    40.75     76.05     7.314     78.99      16.06       100.00
575           599            5.22        241,632.10       588    40.73     79.28     7.184     73.48      20.67        99.64
600           619            4.68        231,193.57       609    42.22     80.45     7.036     74.25      18.57        99.20
620           639            5.22        256,973.01       630    42.22     82.67     7.040     74.28      16.72       100.00
640           659            4.99        256,114.64       649    41.93     82.69     6.995     76.22      13.10        99.76
660           679            2.30        251,007.65       669    42.22     80.03     6.829     64.36      23.25       100.00
680           699            1.72        287,458.22       689    42.44     79.80     6.809     70.54      16.76       100.00
700           724            1.21        246,314.01       712    41.12     80.27     6.634     60.00      25.72        98.65
725           749            0.66        225,062.21       736    39.48     80.05     6.746     58.44      19.39        96.33
750           max            0.47        307,487.59       770    45.01     80.00     6.367     73.71      20.71       100.00



% Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI     % Int Only   % CA      % NY    % FL   2 yr IO  3 yr IO  5 yr IO
----------  -----------  ----------  ---------  --------  --------  ----------  -------   ------  ------  -------  -------  -------

     0.00       16.74        65.21      34.79       0.00      0.00     100.00     28.15    16.74    0.00     0.00    0.00   100.00
     0.00        2.53        52.25      47.75       0.00      0.00     100.00     49.13     2.95    3.59     2.07    0.43    97.00
     0.36        1.76        59.62      40.38       0.00      0.00     100.00     34.87     5.02    6.71    10.63    1.02    87.92
     0.24        2.68        54.56      45.44       0.00      0.00     100.00     32.44     5.89    4.45    13.79    3.06    82.90
     0.00        2.67        34.33      65.67       0.00      0.00     100.00     43.28     4.17    7.17    11.06    1.93    87.01
     0.00        5.28        24.26      75.74       0.00      0.00     100.00     39.52     3.30    6.72     6.89    1.43    91.68
     0.00        2.67        23.37      76.63       0.00      0.00     100.00     43.62     2.15    8.74     5.03    0.00    94.31
     0.00        0.98        15.09      84.91       0.00      0.00     100.00     49.59     0.00    9.92     5.38    2.45    91.52
     0.00        3.10        12.06      87.94       0.00      0.00     100.00     49.48     5.17    9.66     2.16    0.00    97.84
     0.00        0.00        16.16      83.84       0.00      0.00     100.00     32.72     0.00   16.57    11.66    0.00    86.84
     0.00        0.00        17.38      82.62       0.00      0.00     100.00     58.25     0.00    9.53     1.18    0.00    98.82


VII. SECOND LIEN LOANS (IF ANY)


                          Row - %         Wtd Avg       Wtd Avg  Wtd Avg   Wtd Avg    Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO       DTI     CLTV      GWAC       % SFD       % PUD    % Owner Occ
--------  ---------  ----------------  ---------------  -------  -------   -------   --------   --------   --------   -----------
500          524              0.02       79,251.16        552     36.17    100.00     10.256     100.00       0.00       100.00
525          574
575          599              0.64       29,364.10        589     41.98     99.62     11.170      70.61      24.57       100.00
600          619              1.36       35,478.80        609     41.96     99.72     11.290      74.26      17.98        99.78
620          639              1.32       43,071.14        629     42.14     99.51     10.806      74.92      15.83        99.60
640          659              1.22       47,819.87        649     42.37     99.84     10.516      79.84      12.56        99.50
660          679              0.79       49,954.21        669     42.41     99.73     10.230      67.39      20.94       100.00
680          699              0.64       56,777.56        689     42.79     99.82      9.842      76.78      11.21        98.24
700          724              0.41       51,787.98        711     40.89     99.92      9.850      65.07      22.43        98.57
725          749              0.26       47,644.99        736     39.80     99.95      9.674      65.49      19.45        96.52
750          max              0.18       60,141.09        769     43.76     99.87      9.752      73.43      16.86       100.00



  % Investor   % 2+ family  % Full Doc    % Ltd Doc     % No Doc       % MI      % Int Only      % CA         % NY          % FL
  ----------   -----------  ----------    ---------     --------     --------    ----------    --------     --------     --------
      0.00         0.00         0.00       100.00         0.00         0.00         0.00        69.74         0.00         0.00

      0.00         1.19        86.20        13.80         0.00         0.00         0.00         9.49         0.76         3.49
      0.22         1.79        51.45        48.55         0.00         0.00         0.00        16.38         0.92         4.00
      0.16         3.89        25.89        74.11         0.00         0.00         0.00        29.45         5.44         6.82
      0.26         3.02        17.26        82.74         0.00         0.00         0.00        34.74         1.81         8.84
      0.00         3.70        22.81        77.19         0.00         0.00         0.00        33.42         2.37        10.68
      0.15         3.61        13.92        86.08         0.00         0.00         0.00        37.76         1.86        13.56
      0.00         3.87        14.60        85.40         0.00         0.00         0.00        38.37         8.95         7.93
      0.00         1.21        20.34        79.66         0.00         0.00         0.00        21.78         4.59        17.10
      0.00         0.00        12.24        87.76         0.00         0.00         0.00        51.18         0.00        10.53

VIII. MANUFACTURED HOME LOANS (IF ANY)



                         Row - %           Wtd Avg      Wtd Avg   Wtd Avg  Wtd Avg   Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan   FICO       DTI      LTV      GWAC     % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------  -------   -------  -------   -------   -----  -----  -----------  ----------
500        524
525        574
575        599                  0.01         95,058.42      583    45.16     80.00    9.500     0.00  0.00        100.00      0.00
600        619
620        639                  0.01        103,500.00      637    28.32     90.00    6.990     0.00  0.00        100.00      0.00
640        659
660        679
680        699
700        724
725        749
750        max


                                                                      %     % Single
% 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI   % Int Only  Land/Home   wide    % CA  % NY   % FL   2/28    3/27       5/25
-----------  ----------  ---------  --------   ----   ----------  --------- --------  ----  ----   ----  ------   ----      -----

    0.00        100.00      0.00       0.00     0.00      0.00                        0.00  0.00   0.00    0.00   100.00     0.00

    0.00        100.00      0.00       0.00     0.00      0.00                        0.00  0.00   0.00  100.00     0.00     0.00